                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /        Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/        Definitive Proxy Statement
/ /        Definitive Additional Materials
/ /        Soliciting Material Pursuant to Sec.#240.14a-12

                                NEUBERGER BERMAN INC.
-----------------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)

                                       NOT APPLICABLE
-----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the
                              Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
           (1) Title of each class of securities to which transaction applies:

                ----------------------------------------------------------
           (2) Aggregate number of securities to which transaction applies:

                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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           (4)  Proposed maximum aggregate value of transaction:

                ----------------------------------------------------------
           (5)  Total fee paid:

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/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:

                ----------------------------------------------------------
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                ----------------------------------------------------------
           (3)  Filing Party:

                ----------------------------------------------------------
           (4)  Date Filed:

                ----------------------------------------------------------

  [LOGO]

                             NEUBERGER BERMAN INC.
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 9, 2002

Dear Stockholder:

   The annual meeting of stockholders of NEUBERGER BERMAN INC. will be held on Thursday, May 9, 2002, at 10:00 A.M., at our offices, 41st Floor, 605 Third Avenue, New York, New York 10158.

   At the meeting, you will be asked to

1. elect our entire Board of Directors, and

2. act upon such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

   The Board of Directors has set the close of business on March 14, 2002, as the record date for determining stockholders entitled to receive notice of the meeting and to vote at the meeting.

   We will admit to the annual meeting (1) all stockholders of record at the close of business on March 14, 2002, (2) persons holding proof of beneficial ownership as of such date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. ALL PERSONS WISHING TO BE ADMITTED MUST PRESENT PHOTO IDENTIFICATION. If you plan to attend the annual meeting, please check the appropriate box on your proxy card or register your intention when voting by using the telephone or voting on the Internet, according to the instructions provided.

   A copy of our Annual Report to Stockholders is enclosed for all stockholders other than Neuberger Berman employees, to whom the Annual Report is being separately distributed.


                                                       Sincerely,

                                              /s/ Kevin Handwerker
                                              ------------------------------
                                                    Kevin Handwerker
                                                    Secretary

                                                      April 3, 2002

   YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY BY PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

   YOU MAY VOTE BY USING THE TELEPHONE, VOTING ON THE INTERNET OR BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

   YOU MAY REVOKE YOUR VOTE AT ANY TIME BEFORE THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOUR PROXY VOTE WILL NOT BE USED.

                             NEUBERGER BERMAN INC.
                               605 THIRD AVENUE
                           NEW YORK, NEW YORK 10158

                                PROXY STATEMENT

                               -----------------

                                   CONTENTS

                                                                            Page
                                                                            ----
          The Annual Meeting...............................................   1
          Stock Ownership..................................................   3
          Proposal--Election of Directors..................................   6
          Executive Compensation...........................................  11
          Stock Price Performance Graph....................................  19
          Certain Relationships and Related Transactions...................  19
          Report of Audit Committee........................................  23
          Section 16(a) Beneficial Ownership Reporting Compliance..........  25
          Future Stockholder Proposals.....................................  25
          Other Matters....................................................  25
          Cost of Annual Meeting and Solicitation..........................  25
          Voting by Telephone or the Internet..............................  25
          Additional Information about Us..................................  26
          Appendix A
             Restated Audit Committee Charter.............................. A-1

                              THE ANNUAL MEETING

Solicitation of Your Vote

   The Board of Directors of NEUBERGER BERMAN INC. is soliciting your vote at our 2002 annual meeting of stockholders.

Time and Place of the Annual Meeting

   The meeting will be held on Thursday, May 9, 2002, at 10:00 A.M., at our offices, 41st Floor, 605 Third Avenue, New York, New York. If necessary, the meeting may be adjourned or postponed.

Materials Being Provided to You

   On or about April 9, 2002, we are sending or giving stockholders a copy of our Annual Report to Stockholders for 2001, this Proxy Statement, a proxy card and a postage prepaid envelope for returning the proxy card in the event you choose to vote by mailing back your proxy card. As used in this Proxy Statement, the terms "Neuberger Berman", the "Company", "we", "us", "our" and "our firm", mean Neuberger Berman Inc., a Delaware corporation. In some instances, we are referring to Neuberger Berman Inc. and its consolidated subsidiaries.

Matter Being Voted On

   Election of Board of Directors. There are thirteen nominees. You may vote in favor of all nominees, withhold your vote as to all nominees or withhold your vote as to specific nominees.

How to Vote

   You may vote in person at the annual meeting or by proxy without attending the annual meeting. To vote by proxy, you must either

    . vote by TELEPHONE--please see the instructions on the enclosed proxy card,

    . vote on THE INTERNET--please see the instructions on the enclosed proxy card, or

    . complete the enclosed PROXY CARD, sign and date it and return it in the enclosed postage prepaid envelope.

   If you vote by proxy, you may change your vote at any time before your shares are voted at the annual meeting. You may revoke your vote by giving written notice to our corporate Secretary (at the address on the cover page), by voting a new proxy (using a new proxy card, by telephone or on the Internet), or by attending the annual meeting and voting in person.

How Proxies are Counted if You Do Not Vote on Some Matters

   If you are voting by proxy, you should specify your choices. If you do not give instructions, the people named on the proxy card intend to vote FOR the election of the thirteen nominees for Director.

Other Matters at the Annual Meeting

   If any other matters are properly presented for a vote at the annual meeting, the people named on the proxy card will vote the shares in their discretion. The Board of Directors does not know of any other matters that are to come before the annual meeting.

Stockholders Who Can Vote at the Annual Meeting

   Stockholders who owned shares at the close of business on March 14, 2002 are entitled to notice of the annual meeting and to vote at the annual meeting. This is referred to as the Record Date.

How Many Shares Can be Voted

   As of the Record Date, there were 70,297,966 shares of our common stock, par value $.01 per share, outstanding and entitled to vote at the annual meeting. The common stock is the only outstanding class of our voting securities. You are entitled to one vote for each share of common stock you owned at the close of business on the Record Date.

Votes Needed to Hold the Annual Meeting and to Approve the Proposal

   A majority of the shares that can be voted is necessary for a quorum to transact business at the annual meeting, whether cast in person or by proxy. Please vote by proxy even if you plan to attend the annual meeting, so that we will know as soon as possible that enough votes will be present to hold the meeting.

   A nominee for Director will be elected if he or she receives a plurality of votes cast at the meeting.

   Please see "Stock Ownership" (page 3) for information on stockholders who control more than 5% of our common stock.

Stockholders Who Do Not Vote

   Some stockholders hold shares in street name. If you do not vote your shares held in street name, your broker CAN vote your shares on any of the matters scheduled to come before the meeting. If you do not vote your shares held in street name, and your broker DOES NOT vote them, the vote will be a "broker non-vote." It will be counted only as present for purposes of determining whether the meeting can be held. It will not have an effect on the outcome of any of the matters scheduled to come before the meeting.

   Some stockholders hold shares in their own name. If you do not vote your shares held in your name, your shares will not be voted.

Adjourned or Postponed Meeting

   If the meeting is adjourned or postponed, your proxy will still be valid and may be voted at the resumed or new meeting. You will still be able to change your vote until your proxy is voted or you attend the meeting and vote in person.

                                STOCK OWNERSHIP

   The following table shows the beneficial ownership of common stock by

    .  each Director,

    . each person who is known to us to own beneficially more than 5% of our common stock,

    .  each executive officer named in the Summary Compensation Table, and

    .  all current executive officers and Directors as a group.

   The information is as of February 15, 2002 and is based, in part, upon information provided by the persons shown. All share numbers in this Proxy Statement have been adjusted to reflect a 3 for 2 stock split that occurred on August 16, 2001.

                                                                             Percent of Shares
                                                      Number of Shares of     of Common Stock
     Name of Beneficial Owner (and Address of      Common Stock Beneficially  Outstanding on
Beneficial Owners of More than 5% of Common Stock)        Owned/(1)/         February 15, 2002
-------------------------------------------------- ------------------------- -----------------
   Neuberger Berman Employee
     Defined Contribution Stock
     Incentive Plan Trust/(2)/....................         4,538,605               6.45 %
      Address:
     c/o Neuberger Berman Trust Company, N.A.
      605 Third Avenue
      New York, NY 10158
   Richard A. Cantor/(3)/.........................         1,662,423/(4)/          2.36 %
   Nathan Gantcher................................             4,036/(5)/              *
   David W. Glenn.................................            11,328/(6)/              *
   Michael M. Kassen/(3)/.........................         1,416,567/(7)/          2.01 %
   Jeffrey B. Lane/(3)/...........................         1,066,830/(8)/          1.52 %
   Arthur Levitt, Jr..............................             1,075/(9)/              *
   Jon C. Madonna.................................            11,328/(6)/              *
   Robert Matza/(3)/..............................           644,658/(10)/             *
   Jack H. Nusbaum................................            24,828/(6)/              *
   Heidi L. Schneider/(3)/........................           849,643/(11)/         1.21 %
   Marvin C. Schwartz/(3)/........................         6,374,495/(12)/         9.06 %
      Address:
      605 Third Avenue
      New York, NY 10158
   Peter E. Sundman/(3)/..........................           586,455/(13)/             *
   Lawrence Zicklin/(3)/..........................         1,801,929/(14)/         2.56 %
   All current Directors and executive officers
     as a Group (14 people).......................        14,478,697/(15)/        20.57 %

--------
*  Less than 1%

(1) Except as otherwise indicated, the people shown in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable. Please see the information contained in the footnotes to this table regarding the amount of shares of our common stock the owner has the right to acquire within 60 days through the exercise of options.

(2)Certain of the Directors and executive officers hold shares of stock under the Neuberger Berman Employee Defined Contribution Stock Incentive Plan Trust. The Trust holds these shares for participants in our Employee Defined Contribution Stock Incentive Plan, which include employees of Neuberger Berman, certain retired employees and our Directors who are not our employees or employees of our affiliates. The Trustee votes the shares of the Trust in accordance with the instructions of the participants to whom shares have been allocated. The right of a participant to receive shares allocated to his or her account generally becomes vested, and the shares become distributable to the participant, in three equal installments on the second, third and fourth anniversaries of the allocation to the participant, subject to the satisfaction of certain conditions. The number of shares shown includes 21,077 shares held by Directors and executive officers.

(3) These people are former principals of Neuberger Berman, LLC. They, other former principals of Neuberger Berman, LLC, and their family affiliates are parties to a Stockholders Agreement with us. As of February 15, 2002, there were 47,298,980 shares of our common stock subject to the Stockholders Agreement, representing approximately 67.20% of outstanding common stock as of that date. Under the Stockholders Agreement, each former principal continuing in Neuberger Berman's employ and his or her family affiliates have agreed to vote their shares in accordance with a majority of the shares held by all former principals and their family affiliates subject to that voting requirement, voting in a preliminary vote. As of February 15, 2002, there were 33,609,336 shares of common stock subject to the voting requirement, representing approximately 47.75% of our common stock as of that date. Mr. Cantor and Mr. Zicklin are not employed by us and are not subject to the voting requirements of the Stockholders Agreement, but are subject to all other provisions of the Stockholders Agreement. See "Certain Relationships and Related Transactions--Stockholders Agreement" (page 20).

(4) Includes (a) 1,339,215 shares held by Cantor Associates, L.P., with respect to which Mr. Cantor has sole voting and investment control as the sole stockholder of its sole general partner, as to which he disclaims beneficial ownership, (b) 1,858 shares awarded to all non-employee Directors in January 2000, held under our Employee Defined Contribution Stock Incentive Plan Trust, which vest in two equal installments on October 8, 2002 and October 8, 2003, and (c) 565 shares issued in lieu of cash compensation with respect to 2002 Director's fees held through our Directors Stock Incentive Plan, which vest in three equal installments commencing January 28, 2004.

(5) Includes (a) 471 shares issued in lieu of cash compensation with respect to 2001 Director's fees, held through our Employee Defined Contribution Stock Incentive Plan Trust, which vest in three equal installments commencing January 18, 2003, (b) 565 shares issued in lieu of cash compensation with respect to 2002 Director's fees held through our Directors Stock Incentive Plan, which vest in three equal installments commencing January 28, 2004, and (c) options to buy 3,000 shares, exercisable within 60 days.

(6)Includes (a) 1,858 shares awarded to all non-employee Directors in January 2000, held under our Employee Defined Contribution Stock Incentive Plan Trust, which vest in two equal installments on October 8, 2002 and October 8, 2003, (b) 477 shares issued in lieu of cash compensation with respect to 2001 Director's fees, held through our Employee Defined Contribution Stock Incentive Plan Trust, which vest in three equal installments commencing January 18, 2003, (c) 565 shares issued in lieu of cash compensation with respect to 2002 Director's fees held through our Directors Stock Incentive Plan, which vest in three equal installments commencing January 28, 2004,
   (d) 1,615 shares acquired through the exercise of options awarded under our Director Stock Incentive Plan, of which 807 shares are restricted from transfer and sale until March 27, 2003, and (e) options to buy 4,384 shares, exercisable within 60 days.

(7) Includes (a) 428,706 shares held by Kassen Associates, L.P., with respect to which Mr. Kassen has sole voting and investment control as the sole stockholder of its sole general partner, (b) 8,277 shares acquired under our Long-Term Incentive Plan in lieu of a portion of cash bonuses, 5,974 of which shares are forfeitable and restricted from transfer and sale until January 30, 2004, and 2,303 of which shares are forfeitable and restricted from transfer and sale until January 30, 2005, (c) 10,051 shares acquired through the exercise of options awarded under our Long-Term Incentive Plan, of which 8,458 shares are restricted from transfer and sale until March 27, 2003, and (d) options to buy 49,949 shares, exercisable within 60 days.

(8) Includes (a) 24,932 shares acquired under our Long-Term Incentive Plan in lieu of a portion of cash bonuses, 12,645 of which shares are forfeitable and restricted from transfer and sale until January 30, 2004, and 12,287 of which shares are forfeitable and restricted from transfer and sale until January 30, 2005, (b) 47,091 shares acquired through the exercise of options awarded under our Long-Term Incentive Plan, of which 39,133 shares are restricted from transfer and sale until March 27, 2003, and (c) options to buy 252,910 shares, exercisable within 60 days.

(9) Includes (a) 510 shares issued in lieu of cash compensation with respect to 2001 Director's fees, held through our Employee Defined Contribution Stock Incentive Plan Trust, which vest in three equal installments commencing January 18, 2003, and (b) 565 shares issued in lieu of cash compensation with respect to 2002 Director's fees held through our Directors Stock Incentive Plan, which vest in three equal installments commencing January 28, 2004.

(10) Includes (a) 14,760 shares acquired under our Long-Term Incentive Plan in lieu of a portion of cash bonuses, 7,081 of which shares are forfeitable and restricted from transfer and sale until January 30, 2004, and 7,679 of which shares are forfeitable and restricted from transfer and sale until January 30, 2005, (b) 30,163 shares acquired through the exercise of options awarded under our Long-Term Incentive Plan, of which 25,389 shares are restricted from transfer and sale until March 27, 2003, and (c) options to buy 149,837 shares, exercisable within 60 days.

(11) Includes (a) 98,010 shares held by Steiger Associates, L.P., with respect to which Mrs. Schneider has sole voting and investment control as the sole stockholder of its sole general partner, (b) 4,379 shares acquired under our Long-Term Incentive Plan in lieu of a portion of cash bonuses, 2,844 of which shares are forfeitable and restricted from transfer and sale until January 30, 2004, and 1,535 of which shares are forfeitable and restricted from transfer and sale until January 30, 2005, (c) 20,107 shares acquired through the exercise of options awarded under our Long-Term Incentive Plan, of which 16,922 shares are restricted from transfer and sale until March 27, 2003, (d) 501 shares acquired through our Employee Stock Purchase Plan, which are restricted from transfer and sale for one year from the date of acquisition, and (e) options to buy 99,893 shares, exercisable within 60 days.

(12) Includes (a) 2,446,855 shares held by Schwartz CS Associates, L.P., with respect to which Mr. Schwartz has sole voting and investment control as the sole stockholder of its sole general partner, and (b) 2,446,854 shares held by Schwartz ES Associates, L.P., with respect to which Mr. Schwartz has sole voting and investment control as the sole stockholder of its sole general partner.

(13) Includes (a) 192,436 shares held by Sundman Associates, L.P., with respect to which Mr. Sundman has sole voting and investment control as the sole stockholder of its sole general partner, (b) 14,760 shares acquired under our Long-Term Incentive Plan in lieu of a portion of cash bonuses, 7,081 of which shares are forfeitable and restricted from transfer and sale until January 30, 2004, and 7,679 of which shares are forfeitable and restricted from transfer and sale until January 30, 2005, (c) 30,163 shares acquired through the exercise of options awarded under our Long-Term Incentive Plan, of which 25,389 shares are restricted from transfer and sale until March 27, 2003, and (c) options to buy 149,837 shares, exercisable within 60 days.

(14) Includes (a) 586,407 shares held by Zicklin Associates, L.P., with respect to which Mr. Zicklin has sole voting and investment control as the sole stockholder of its sole general partner, as to which he disclaims beneficial ownership, and (b) 1,858 shares awarded to all non-employee Directors in January 2000, held under our Employee Defined Contribution Stock Incentive Plan Trust, which vest in two equal installments on October 8, 2002 and October 8, 2003.

(15) Includes (a) 21,077 shares held through our Employee Defined Contribution Stock Incentive Plan Trust, (b) 71,464 shares held through our Long-Term Incentive Plan, (c) 3,390 shares held through our Directors Stock Incentive Plan, (d) 501 shares held through our Employee Stock Purchase Plan, and (e) options to buy 725,820 shares, exercisable within 60 days.

                                   PROPOSAL
                             ELECTION OF DIRECTORS

   Under our By-Laws, the Board of Directors has set the number of Directors at thirteen. The Board of Directors has nominated all of the current Directors for re-election at the 2002 annual meeting. The one-year terms of all the current Directors expire at the annual meeting or when their successors are elected. Directors are elected by a plurality of the votes cast.

   Directors elected at the 2002 annual meeting will hold office until the 2003 annual meeting or until their successors are elected. Each of the nominees has consented to serve as a Director if elected at the annual meeting. If any nominee becomes unable to serve for any reason--which is not anticipated--the Board of Directors may designate substitute nominees (unless the Board of Directors reduces the number of Directors). If there are substitute nominees, the people named on the proxy card will vote for the election of the substitute nominees.

   Listed in the table below are the nominees, their ages, their positions with us, their business experience during the past five years and their directorships in other public companies.

RICHARD A. CANTOR (age 69)--Vice Chairman of the Board of Directors since October 1999

    .  Executive Principal of Neuberger Berman, LLC from 1996 to October 1999

    . Oversaw the firm's mutual fund and institutional business from 1991 to October 1999

    .  Partner of Neuberger Berman, LLC's predecessor from 1974 until 1996

    . Chairman of Neuberger Berman Management Inc. from 1991 to May 2000 and a Director of that company from 1988 until February 2001

NATHAN GANTCHER (age 61)--Director since January 2001

    . Co-Chairman, President and Chief Executive Officer of Alpha Investment Management since January 2002

    .  Private investor from October 1999 to January 2002

    .  Vice Chairman, CIBC World Markets from 1997 to September 1999

    . President, Chief Operating Officer and Co-Chief Executive Officer of Oppenheimer & Co., Inc. from 1983 to 1997

    . Director of ClickSoftware, Inc., E-Mind, E-Sync. Networks, Liquidnet Holdings and Mack-Cali Realty, L.P.

DAVID W. GLENN (age 58)--Director since December 1999

    . Director of the Federal Home Loan Mortgage Corporation ("Freddie Mac") since 1990

    .  Vice Chairman of Freddie Mac since June 2000 and President since 1990

    .  Chief Operating Officer of Freddie Mac since November 1989

MICHAEL M. KASSEN (age 49)--Chief Investment Officer, Executive Vice President and Director since October 1999

    . Executive Vice President and Chief Investment Officer of Neuberger Berman, LLC since October 1999

    . Joined the predecessor of Neuberger Berman, LLC as a portfolio manager in June 1990, and was a Partner of that company from 1993 until 1996, when he became a Principal

    . Director of Neuberger Berman Management Inc. since April 1996 and Chairman of that company since May 2000

    . Executive Vice President and Chief Investment Officer of Neuberger Berman Management Inc. from November 1999 until May 2000 and Vice President of that company from June 1990 until November 1999

    . President and Trustee of three registered investment companies in the Neuberger Berman family of mutual funds

JEFFREY B. LANE (age 59)--President, Chief Executive Officer and Director since October 1999


    . President and Chief Executive Officer of Neuberger Berman, LLC since October 1999

    . Chief Administrative Officer of Neuberger Berman, LLC from July 1998 until October 1999

    .  Principal of Neuberger Berman, LLC from December 1998 until October 1999

    . Director of Neuberger Berman Trust Company from June 1999 until November 2000

    .  Director of Neuberger Berman Management Inc. since February 2001

    . Previously employed by Primerica Corp. (subsequently known as Travelers Group Inc.) from February 1990 until July 1998, where he served in several capacities, including:

       .  President of Primerica Holdings from February 1990 to February 1991

       . Vice Chairman of Smith Barney (then a subsidiary of Primerica) from February 1991 through December 1995

       .  Vice Chairman of Travelers Group Inc. from January 1996 to July 1998

ARTHUR LEVITT, JR. (age 71)--Director since May 2001

    .  Senior Advisor to the Carlyle Group

    .  Consultant

    . Chairman of the Securities and Exchange Commission from July 1993 to February 2001

    . Chairman of the New York City Economic Development Corporation from 1989 to 1993

    .  Chairman of the American Stock Exchange from 1978 to 1989

    .  Director of M&T Bank Corporation

JON C. MADONNA (age 58)--Director since December 1999

    . President of DigitalThink, Inc. since 2001 and a Director of that company since January 2000

    . President and Chief Executive Officer of Carlson Wagonlit Travel from 1998 to December 2000

    . Vice Chairman of Travelers Group Inc. and Vice Chairman of Travelers Property and Casualty from 1997 to 1998

    . Chairman and Chief Executive Officer of KPMG Peat Marwick, USA from 1990 to 1996 and Chairman of KPMG International from 1995 to 1997

    .  Director of Tidewater, Inc.

ROBERT MATZA (age 45)--Chief Operating Officer since January 2001, Executive Vice President and Director since October 1999

    .  Chief Administrative Officer from October 1999 to January 2001

    . Chief Operating Officer of Neuberger Berman, LLC since January 2001, and Chief Administrative Officer of Neuberger Berman, LLC from October 1999 to January 2001

    . Executive Vice President of Neuberger Berman, LLC and the head of the firm's Professional Securities Services segment since October 1999

    . Operations Principal of Neuberger Berman, LLC from April 1999 to October 1999

    .  Director of Neuberger Berman Management Inc. since April 2000

    . Previously Vice President and Deputy Treasurer of Citigroup, Inc. (formerly known as Travelers Group Inc.) from October 1998 to April 1999

    . Vice President and Treasurer of Travelers Group Inc. from July 1996 to October 1998

    . Previously employed by Lehman Brothers Inc. and Lehman Brothers Holdings Inc. where he served in several capacities, including

       . Chief Financial Officer and Member of the Corporate Management Committee of Lehman Brothers Holdings Inc. from January 1994 to July 1996

       . Chief Financial Officer and a Director of Lehman Brothers Inc. from January 1994 to July 1996, and Managing Director of Lehman Brothers Inc. from 1992 to July 1996

JACK H. NUSBAUM (age 61)--Director since December 1999

    . Chairman of the law firm of Willkie Farr & Gallagher, and a partner of that firm for over 25 years

    . Director of Associated Community Bancorp, Inc., W.R. Berkley Corp., Prime Hospitality Corp., Strategic Distribution, Inc. and The Topps Company, Inc.

HEIDI L. SCHNEIDER (age 48)--Executive Vice President and Director since October 1999

    . Executive Vice President of Neuberger Berman, LLC and the head of the firm's Private Asset Management segment since October 1999

    . Director of Neuberger Berman Trust Company, N.A. since January 2001, of which she was Chair from January 2001 until April 2001

    . Director of Neuberger Berman Trust Company of Delaware since February 2000, of which she was Chair from February 2000 until April 2001

    . Director of Neuberger Berman Trust Company from September 1999 until September 2001, of which she was Chair from September 1999 until January 2001

    . Joined the predecessor of Neuberger Berman, LLC in January 1986, was a Partner of that company from 1993 until 1996, when she became a Principal, and has directed the firm's Private Asset Management national sales and client service force since 1986

    .  Director of Neuberger Berman Management Inc. since February 2001

MARVIN C. SCHWARTZ (age 60)--Vice Chairman of the Board (non-executive) since October 1999

    .  Managing Director of Neuberger Berman, LLC since October 1999

    . A senior portfolio manager at Neuberger Berman, LLC (and its predecessor) since 1967; joined the firm in 1961

    . Partner of the predecessor of Neuberger Berman, LLC from 1967 and Principal from 1996 until October 1999

    .  Director of Neuberger Berman Management Inc. from 1990 to April 1996

PETER E. SUNDMAN (age 42)--Executive Vice President and Director since October 1999

    . Executive Vice President of Neuberger Berman, LLC and the head of the firm's Mutual Funds and Institutional segment since October 1999

    .  Principal of Neuberger Berman, LLC from 1997 until October 1999

    . President and a Director of Neuberger Berman Management Inc. since October 1999

    . Director of Institutional Services of Neuberger Berman Management Inc. from February 1988 until January 1996

    . Senior Vice President of Neuberger Berman Management Inc. from January 1996 until October 1999

    . Chairman of the Board and Trustee of three registered investment companies in the Neuberger Berman family of mutual funds

LAWRENCE ZICKLIN (age 65)--Chairman of the Board of Directors since October 1999

    . Managing Principal and Chief Executive Officer of Neuberger Berman, LLC from 1975 to October 1999 (Managing Partner of its predecessor until
       1996)

    .  Partner of Neuberger Berman, LLC's predecessor from 1969 until 1996

    .  Director of Neuberger Berman Management Inc. from 1974 until February
       2001

Executive Officers

   The Company's executive officers, who serve at the pleasure of the Board of Directors, are Mr. Lane, Mr. Kassen, Mr. Matza, Mr. Sundman, Mrs. Schneider and Matthew S. Stadler. Set forth below is information regarding Mr. Stadler, including his age, positions with our firm and business experience during the past five years.

MATTHEW S. STADLER (age 47)--Chief Financial Officer and Senior Vice President since August 2000

    . Chief Financial Officer and a Senior Vice President of Neuberger Berman, LLC and Neuberger Berman Management Inc. since August 2000

    .  Controller of Neuberger Berman, LLC from November 1999 to August 2000

    . Senior Vice President and Chief Financial Officer of National Discount Brokers Group from May 1999 until October 1999

    . Senior Vice President and Chief Financial Officer of Santander Investment Securities Inc. from August 1994 until April 1999

Meetings of the Board Of Directors

   The Board of Directors met six times during 2001. Each of the Directors serving on the Board of Directors in 2001 attended at least 75% of all meetings of the Board of Directors and committees of which he or she was a member held while he or she was a Director, except for Mr. Gantcher.

Committees of the Board Of Directors

   The Board of Directors has, as standing committees, an Executive Committee, an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee.

   Executive Committee. The Executive Committee consists of Mr. Kassen, Mr. Lane, Mr. Matza, Mr. Sundman and Mrs. Schneider. The Executive Committee, which meets during intervals between the meetings of the Board of Directors, has and may exercise all the powers and authority of the Board of Directors in the management of our firm's property, business and affairs, except for certain actions that by law may not be delegated to a committee of the Board.

   Audit Committee. The Audit Committee consists of Mr. Madonna, who chairs the Committee, Mr. Gantcher and Mr. Glenn. The Audit Committee recommends the firm to be appointed as independent auditors to audit our financial statements and to perform services related to the audit; reviews the results of the annual audit of our financial statements conducted by the independent auditors; reviews the other services provided by the independent auditors; considers the independence of the independent auditors; reviews proposed changes in our financial and accounting standards and principles; reviews our policies and procedures with respect to its internal accounting, auditing and financial controls; and considers such other matters that may come before the Audit Committee from time to time. The Audit Committee met five times during 2001. See "Report of Audit Committee" (page 23).

   The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are "independent", as required by the applicable listing standards of the New York Stock Exchange.

   The Board of Directors adopted a formal written charter for the Audit Committee in April 2000, which was amended and restated in April 2001. A copy of the restated charter is included in this Proxy Statement as Appendix A.

   Compensation Committee. The Compensation Committee consists of Mr. Glenn, who chairs the Committee, Mr. Gantcher and Mr. Madonna. The Compensation Committee oversees the compensation and benefits of the firm's management and employees. The Compensation Committee is responsible for: reviewing and making recommendations as to the compensation of our Chief Executive Officer, our four other most highly compensated executive officers and any other individuals whose compensation the Compensation Committee anticipates may become subject to
Section 162(m) of the Internal Revenue Code; approving any awards of stock or options to those of the Directors who are our officers or employees and to other individuals who are "officers" for purposes of Section 16 of the Exchange Act; and administering certain elements of our annual performance incentive plan. The Compensation Committee met four times during 2001. Mr. Lane, Mr. Matza and Mr. Kassen served on the Compensation Committee with Mr. Glenn and Mr. Madonna until May 2001; during that period the Compensation Committee had a subcommittee composed solely of Mr. Glenn and Mr. Madonna, which subcommittee made all compensation determinations with respect to the executive officers. See "Executive Compensation--Report of the Compensation Committee On Executive Compensation" (page 11).

   The Board of Directors may from time to time establish other committees to facilitate the management of the firm.

Compensation of Directors

   Directors who are our employees or employees of our affiliates do not receive any additional compensation for serving as a Director. Non-employee Directors receive compensation for serving as a Director, as described below. We reimburse all Directors for reasonable and necessary expenses they incur in performing their duties as Directors.

   In 2001, each of the non-employee Directors (Mr. Cantor, Mr. Gantcher, Mr. Glenn, Mr. Levitt, Mr. Madonna, Mr. Nusbaum and Mr. Zicklin) received $25,000, payable, at the option of each such Director, either in cash or by a grant of restricted shares of our common stock through our Employee Defined Contribution Stock Incentive Plan, valued at the time of the grant.

   Mr. Gantcher, who joined the Board in January 2001, and Mr. Levitt, who joined the Board in May 2001, each also received a grant of options to purchase 15,000 shares of common stock, which expire in January 2011 and May 2011, respectively. (Mr. Glenn, Mr. Madonna and Mr. Nusbaum previously received similar option grants in March 2000, which expire in March 2010.) The number of options has been adjusted to reflect the 3 for 2 stock split that occurred on August 16, 2001.

The Board of Directors Unanimously Recommends a Vote "FOR" the Election of the
                                   Nominees

                            EXECUTIVE COMPENSATION

Report of the Compensation Committee On Executive Compensation

   Committee Responsibilities.   The Compensation Committee (the "Committee")
is responsible for oversight of executive compensation and succession planning for the Chief Executive Officer ("CEO"), members of the Executive Committee, all senior officers (Managing Directors and Senior Vice Presidents of the Company's subsidiaries) and other managerial personnel. The Committee is directly responsible for the compensation decisions relating to the CEO and the four next most highly-compensated executive officers (the "Named Executive Officers") including stock awards and stock option grants under the Company's Long-Term Incentive Plan. Effective May 2001, the members of the Committee are David W. Glenn, who serves as chair, Nathan Gantcher and Jon C. Madonna, all of whom are non-employee Directors of the Company. Prior to that time, the Committee consisted of both employee and non-employee Directors, with the non-employee Directors constituting a sub-committee that made all compensation determinations with respect to the executive officers.

   Goal and Policies.   The Company's compensation philosophy and policy is
intended to attract and retain top managerial talent through the use of competitive compensation packages that seek to motivate superior performance and align the financial interests of management with those of stockholders of the Company. The program emphasizes performance-based pay over fixed salary and bases long-term pay on the performance of the Company's stock. The Company informally monitors the compensation paid to senior executive officers in comparable businesses to the Company's, as well as other companies it views as competitors in the market for executive talent in the financial services business. The Company seeks to provide compensation to its senior executive officers that is in line with the compensation paid by such other companies.

   Total Compensation.   The elements of total compensation for the Company's
executive officers include cash compensation in the form of annual salary and annual bonus, and equity compensation in the form of restricted stock of the Company that may be purchased at a discount and grants of stock options. The Committee retained the executive compensation-consulting firm Watson Wyatt & Company ("Watson Wyatt"), to advise it in the determination of a compensation package for the Named Executive Officers, certain other executive officers and employees and the Board of Directors. Watson Wyatt made its recommendations to the Committee based on a study of the compensation paid to executives of a peer group of companies determined by Watson Wyatt.

   Salary and Bonus.   Cash compensation is made up of base salary and an
annual performance bonus. A material factor in the Committee's determination of each Named Executive Officer's cash compensation is his or her performance. The salary and bonus of similarly situated senior executives at competing firms, the level of experience and the executive's ability to increase stockholder value are also considered. In general, base salaries for executive officers are reviewed for appropriateness every year and a subjective determination is made with respect to changes thereto. However, of primary importance in the Committee's bonus determination for the Named Executive Officers is whether specific annual performance objectives, more fully described below, are met.

   Based on the recommendations of Watson Wyatt, the overall performance of the Company and individual performance, the Committee made a subjective determination as to the 2001 bonus of the executive officer who is not a Named Executive Officer. With respect to the Named Executive Officers, the Company's Annual Performance Incentive Plan (the "Plan") calls for specific performance objectives ("Performance Objectives") to be established by the Committee for annual performance periods. Accordingly, the Committee established the 2001 Performance Objectives for the 2001 Performance Period, which ran from January 1, 2001 to December 31, 2001.

   The 2001 Performance Objectives related to the Company's performance as compared to the prior year's performance with respect to earnings per share, revenues and assets under management. The Company's earnings per share and revenues also were measured against the results of a peer group of companies, and its assets under management were measured against certain stock indices. Additionally, each of the Company's mutual funds was compared to a peer group of funds. In each instance, the Committee selected the corporate peer group, the fund peer groups and the indices.

   The Committee determined that the 2001 Performance Objectives were met, thus qualifying the Named Executive Officers for the payment of the targeted annual bonuses for 2001. However, Mr. Lane recommended to the Committee that significantly lesser bonus amounts be awarded, based on the recognition of the difficult macroeconomic and company-specific business environments that existed in 2001. At the macro level, the nation's economy experienced continued negative growth, exacerbated by the tragic events of September 11, which had a particularly hard-felt impact on the financial services industry. This was evidenced by, among other things, the decline in the securities markets, as measured by the Standard & Poor's 500 Index, for the second year in a row. At the Company-specific level, despite an increase in assets under management during 2001, the Company suffered a decline in revenue and profits for the year, which resulted in a reduction in compensation on a firm-wide basis. These factors led Mr. Lane to conclude that the Named Executive Officers should receive a smaller year-end bonus than the targeted amounts set by the Committee.

   The Committee accepted Mr. Lane's recommendation and set the annual bonus for 2001 for each of the Named Executive Officers significantly lower than the targeted bonuses, despite the attainment of the 2001 Performance Objectives.

   Stock Options.   The Committee believes that the use of stock options
provides a performance incentive to senior executives and further links the interests of these individuals who lead the Company with those of the Company's stockholders. In the Committee's view, this is crucial to the future success of the Company and the long-term creation of stockholder value.

   The Committee did not make a discretionary grant of stock options to any of the executive officers in 2001. As shown in the Summary Compensation Table and Options Grants in 2001 Table, option grants to the executive officers were automatic grants in connection with the exercise on March 27, 2001 of certain of the options granted in March 2000.

   However, in January 2002, based in part on the recommendations of Watson Wyatt, the Committee granted options, which have a reload feature, to the Named Executive Officers (200,000 to Mr. Lane, 100,000 to Mr. Kassen, 150,000 to Mr. Matza, 100,000 to Mrs. Schneider and 100,000 to Mr. Sundman). While the Committee's decision relating to the number of options to be granted recognized that the 2001 Performance Objectives were met and that each of the Named Executive Officers received a cash bonus lower than the targeted bonus, the Committee did not adjust up the option grants.

   The option grant agreements for the options provide that upon exercise of the option the holder will receive reload options in an amount equal to the number of shares of Company stock surrendered to satisfy the exercise price and taxes in connection with the exercise. The provisions of the Company's reload options are more fully described in footnote 1 to the Option Grants in 2001 Table (page 17).

   Restricted Stock.   The Company's executive officers may voluntarily defer a
portion of their annual bonus to purchase restricted shares of the Company's stock on a pre-tax basis. The purchase is made at a twenty-five percent discount from the fair market value of the stock on the date of purchase. All of the executive officers deferred a portion of their annual bonus to purchase restricted stock through the Company's 1999 Long-Term Incentive Plan ("LTIP"). The bonus deferral of each Named Executive Officer, and the terms of the LTIP with respect to the deferral, are described in greater detail in footnote 2 to the Summary Compensation Table (page 15).

   Mr. Lane's 2001 Compensation.   Mr. Lane's $1,000,000 base salary for 2001
was left unchanged by the Committee from 2000. This figure was arrived at, with the assistance of Watson Wyatt, based on the reported compensation of other chief executive officers of competitors in the Company's peer group, the performance of the Company's stock over the last year and the performance of Mr. Lane personally. Mr. Lane's 2001 annual bonus of $1,000,000 was based on the attainment of specific goals set by the Committee. For the reasons indicated above, this amount reflected a significant reduction from the targeted bonus as set by the Committee. Additionally, Mr. Lane voluntarily elected to defer a portion of his cash bonus to be used to purchase shares of restricted stock under the Company's LTIP. As a result, Mr. Lane received total cash compensation for 2001 of $1,600,015 and restricted stock valued at $533,314. As the result of the exercise of options in 2001 with a reload feature, Mr. Lane was awarded 102,910 new reload options. This grant was made pursuant to the terms of the option grant agreement between the Company and Mr. Lane.

   Deductibility of Executive Compensation.   Section 162(m) of the Internal
Revenue Code places a limit on the tax deduction that a publicly-held company can take for compensation over $1,000,000 paid to certain "covered employees" (generally the CEO and the other four most highly compensated executive officers), unless the section's requirements for performance-based compensation are met. The regulations under Section 162(m) provide an exemption for a period of time for compensation arrangements for a new publicly held company that existed prior to the time the company became publicly held (the "Private-to-Public Exemption"). All of the compensation earned and paid to the Named Executive Officers in 2001 was pursuant to compensation arrangements that existed prior to the date that the Company became publicly held. As a result, all compensation paid to the Named Executive Officers for 2001 was fully deductible by the Company. The Company's Private-to-Public Exemption will expire after the Company's Annual Meeting of Stockholders to be held in 2003. At that time, or such prior time that the Company no longer relies on the existing compensation arrangements, the Company will establish a policy with regard to Section 162(m). Although it is the Company's current intention to maximize corporate tax deductions wherever feasible, the Company also recognizes that in the competition for top executive talent there may arise situations in which the consideration of factors in addition to deductibility are in the best interests of the Company and its stockholders.

                                          COMPENSATION COMMITTEE

                                          David W. Glenn, Chair
                                          Nathan Gantcher
                                          Jon C. Madonna

Compensation Committee Interlocks and Insider Participation

   There were no executive officers of the Company that served on the board of directors of other firms. Through May 2001, Messrs. Lane, Kassen and Matza served on the full Compensation Committee along with Messrs. Glenn and Madonna. The non-employee subcommittee of the Compensation Committee, which made all compensation determinations with respect to the executive officers, consisted of Messrs. Glenn and Madonna. In May 2001, the Compensation Committee was reconstituted, with its only members being Mr. Gantcher, Mr. Glenn and Mr. Madonna, who are not employees of the Company. As such, there is no longer a non-employee subcommittee. During the period in which Mr. Kassen served on the Compensation Committee, he was also a Trustee of three registered investment companies for which two of the Company's subsidiaries act as investment adviser.

                          Summary Compensation Table

   The following table sets forth, for each of the last three fiscal years, information regarding the compensation of the Company's Named Executive Officers.

                                                                  Long-Term
                                   Annual Compensation/(1)/  Compensation Awards
                                   -----------------------  ----------------------
                                                            Restricted  Securities
                                                              Stock     Underlying      All Other
                                                 Bonus/(2)/ Awards/(2)/ Options/(3)/ Compensation/(4)/
Name and Principal Position   Year Salary ($)       ($)        ($)          (#)            ($)
---------------------------   ---- ----------    ---------  ----------  -----------  ----------------
Jeffrey B. Lane               2001  1,000,000      600,015     533,314      102,910                89
 President                    2000  1,000,000    1,300,029     672,293      500,000                99
 and Chief Executive Officer  1999    231,410      375,000          --           --         1,473,575
Michael M. Kassen             2001    750,000      425,029      99,961       19,949                89
 Executive Vice President     2000    750,000    1,338,774     317,644      100,000                99
 and Chief Investment Officer 1999    173,558      328,125          --           --         5,396,214
Robert Matza/(5)/             2001    500,000      500,022     333,305       59,837                89
 Executive Vice President     2000    500,000      620,004     376,500      300,000            13,699/(6)/
 and Chief Operating Officer  1999    115,705      187,500          --           --           693,884
Heidi L. Schneider            2001    750,000      450,030      66,626       39,893                89
 Executive Vice President     2000    750,000    1,012,551     151,206      200,000                99
                              1999    173,558      234,375          --           --         2,582,990
Peter E. Sundman              2001    500,000      500,022     333,305       59,837                89
 Executive Vice President     2000    500,000      620,004     376,500      300,000                99
                              1999    115,705      187,500          --           --           982,787

--------
(1) Amounts that would be included under "Other Annual Compensation", if any, were below the threshold required for disclosure. Annual compensation reflects compensation paid effective after the initial public offering on October 7, 1999.

(2) All of the Named Executive Officers deferred a portion of their annual bonus to purchase restricted stock through the Company's Long-Term
    Incentive Plan. The deferral of bonus is excluded from the Bonus column.
    The restricted stock awards are non-transferable and subject to forfeiture until vested. The restricted stock awards are subject to a "cliff" vesting on January 31, 2005, three years after the purchase date of January 31, 2002, assuming the individual is still employed by the Company. The restricted stock was purchased on a pre-tax basis at a 25% discount from the fair market value of the stock on the date of purchase. Under this arrangement, the fair market value of the Company stock was determined to be the average closing price of the stock as traded on the New York Stock Exchange for the ten days prior to the payment of the annual bonus. The Named Executive Officers receive dividends with respect to the restricted stock and have the right to vote during the vesting period. For 2001, Mr. Lane deferred $400,000, Mr. Kassen deferred $75,000, Mr. Matza deferred $250,000, Mrs. Schneider deferred $50,000 and Mr. Sundman deferred $250,000.

(3) The options granted to the Named Executive Officers were the result of automatic reloads effective upon the exercise of options with a reload feature previously granted to them and were made pursuant to the option grant agreement between each of these individuals and the Company. For more information on the reload feature, see footnote 1 to the Option Grants in 2001 Table (page 17).

(4) The Company pays an annual premium of $89.40 per participant for $50,000 in term life insurance, with another $50,000 accidental death benefit, for each of the Named Executive Officers. The amounts in this column for 1999 consist of compensation paid prior to the initial public offering that were comprised of (1) distributions to each Named Executive Officer of net income earned by Neuberger Berman, LLC (other than amounts representing interest paid on invested capital); (2) dividends distributed to each Named Executive Officer by Neuberger Berman Management Inc. and; (3) amounts paid as compensation expense by Neuberger Berman Management Inc. to Messrs. Kassen and Sundman and by Neuberger Berman, LLC to Mr. Lane.

(5) Mr. Matza began employment at Neuberger Berman, LLC in April 1999.

(6) Of this amount, $13,600 is a contribution made to Mr. Matza's account in the Neuberger Berman Profit Sharing and Pension Plan (the "Plan"). Mr. Matza received a contribution from the Company pursuant to the terms of the Plan that make eligible all employees who earn under $500,000 in salary and annual bonus. Mr. Matza became eligible for consideration of a contribution in April 2000, thereby excluding his salary prior to the date he became eligible and his 1999 annual bonus, paid in January 2000, in determining his eligibility. At his current compensation level, he will not be eligible for any future contributions from the Company under the Plan.

                             Option Grants in 2001

   The following table sets forth the number of options granted to the Named Executive Officers and the percentage the grants represent of all the options granted by the Company in 2001. These options (the "Reload Options") were automatically granted on March 27, 2001 as the result of the exercise of options that had a reload feature. The Reload Options have the same terms and conditions (including the expiration date, March 27, 2010, and the right to receive additional reload options). The Reload Options are not exercisable prior to six months from the grant date. The final column approximates the present value of these options using a statistical option-pricing model. No stock appreciation rights were granted in 2001.

                                   Percent of
                                     Total
                       Number of    Options
                      Securities    Granted   Exercise
                      Underlying       to      Price              Grant Date
                        Options    Employees    Per                Present
                      Granted/(1)/ in Fiscal   Share   Expiration Value/(2)/
   Name                   (#)       Year (%)   ($/Sh)     Date       ($)
   ----               -----------  ---------- -------- ---------- ----------
   Jeffrey B. Lane...   102,910       8.26     42.673  3/27/2010  1,241,918
   Michael M. Kassen.    19,949       1.60     42.673  3/27/2010    240,745
   Robert Matza......    59,837       4.81     42.673  3/27/2010    722,113
   Heidi L. Schneider    39,893       3.20     42.673  3/27/2010    481,429
   Peter E. Sundman..    59,837       4.81     42.673  3/27/2010    722,113

--------
(1)All options awarded in 2001 have a reload feature. The reload feature enables its holder, in certain circumstances, to receive an automatic grant of additional options ("reload options") upon the exercise of existing options. Reload options are awarded to holders who are employees or Directors of the Company at the time the option is exercised and who surrender Company stock that was issued under a Company plan and has been owned for at least six months or purchased on the open market, to cover the exercise price of their options or any withholding taxes due upon exercise. With the exception of the exercise price and the term that the reload option must be held prior to exercise, all of its provisions are the same as the option exercised, including the same expiration date. The reload option is not exercisable prior to six months from the grant date. Reload options will be granted upon the exercise of options only if the fair market value of Company stock exceeds the exercise price of the option by at least 20% at the time of exercise. The reload feature allows the holder to make up for the shares they used to pay the exercise price or had withheld for taxes-effectively maintaining, as closely as possible, the holder's net equity position in the Company. Company stock received from the exercise of an option is restricted from transfer and sale for: (i) two years if a reload option is received; or (ii) one year if no reload option is received.

(2)The "grant date present value" numbers were derived by application of the Black-Scholes option pricing model. The following assumptions were used in employing the model: the expected stock price volatility was calculated using the monthly closing prices of common stock of a peer group for the four years ended March 2001; the risk-free interest rate for each option grant was the yield, on the date of grant, of a U.S. Treasury Strip with the closest maturity to the term of the option; the expected dividend yield was based on the annualized dividend payout divided by the stock price on the date of grant; the options are exercisable after being held for six months, but exercise was assumed to occur approximately four years after the grant date; the values arrived at through this modeling were discounted by 18.13% to reflect the reduction in value of the options due to the 2-year holding period applied to Company stock obtained by exercise of the option as provided in the option grant agreement between the holder and the Company.

          2001 Aggregated Option Exercises and Year-End Option Values

   The following table sets forth the number of shares acquired by each of the Named Executive Officers upon the exercise of options that vested on March 27, 2001, and the value realized from that exercise. The table also sets forth the number of securities underlying options held by the Named Executive Officers at the end of 2001 and the value of those options, based on the stock's closing price, on December 31, 2001.

                      Number                  Number of Securities      Value of Unexercised
                    of Shares                Underlying Unexercised    In-the-Money Options at
                     Acquired     Value    Options at Fiscal Year-End Fiscal Year-End/(2)/ ($)
                        on       Realized  -------------------------- -------------------------
Name               Exercise/(1)/   ($)     Exercisable  Unexercisable Exercisable Unexercisable
----               ------------  --------- -----------  ------------- ----------- -------------
Jeffrey B. Lane...   150,000     3,394,750   102,910       600,000      126,271    14,315,000
Michael M. Kassen.    30,000       678,950    19,949       120,000       24,477     2,863,020
Robert Matza......    90,000     2,036,850    59,837       360,000       73,420     8,589,060
Heidi L. Schneider    60,000     1,357,900    39,893       240,000       48,949     5,726,040
Peter E. Sundman..    90,000     2,036,850    59,837       360,000       73,420     8,589,060

--------
(1) A 3 for 2 stock split occurred on August 16, 2001, thus increasing the number of shares acquired from the exercise of options in 2001 by 50% from the number of shares that were acquired prior to the stock split. The number of shares in this column represents the first 20% of options granted in 2000 that vested on March 27, 2001. The remaining options granted in 2000 are subject to a straight-line vesting schedule over the next four years.

(2) The closing price of the Company's common stock on the New York Stock Exchange was $43.90 on December 31, 2001, the Company's fiscal year-end. The exercise price of the options exercisable on December 31, 2001 was $42.673.

Employment Agreements

   We have entered into employment agreements with each individual who was a principal of Neuberger Berman, LLC and who continued to be actively employed following our initial public offering in October 1999. Mr. Lane, Mr. Kassen, Mr. Matza, Mr. Sundman and Mrs. Schneider, among others, have entered into such employment agreements. Each employment agreement had an initial term through December 31, 2000 but continued after December 31, 2000 with no set term. The employment agreement requires each such executive officer to devote his or her entire working time to the business and affairs of the firm. The agreement generally may be terminated at any time by either that executive officer or the firm on 90 days' prior written notice. Each of these executive officers has also entered into a Non-Competition Agreement. See "Certain Relationships and Related Transactions--Non-Competition Agreements" (page 21).

                         STOCK PRICE PERFORMANCE GRAPH

   The following graph sets forth the performance of an investment in common stock from October 7, 1999, the date of the Company's initial public offering, through December 31, 2001. It compares such performance with an investment in the S&P 500 Index and an investment in the S&P Financial Index over the same period.

   The graph assumes $100 was invested on October 7, 1999 in each of the common stock, the S&P 500 Index and the S&P Financial Index and the reinvestment of dividends on the date of payment without payment of any commissions. Dollar amounts in the graph are rounded to the nearest whole dollar. The performance shown in the graph represents past performance and should not be considered an indication of future performance.

                                    [CHART]


Neuberger        S&P            S&P
 Berman          500         Financial
  Inc.          Index          Index
 90.62         102.90         111.14
 86.32         104.99         105.84
 77.74         111.17         103.74
 77.85         105.59         100.38
 80.79         103.60          89.63
 88.45         113.73         106.09
103.46         110.30         102.82
110.34         108.04         109.77
146.02         110.71         103.24
156.49         108.98         113.87
186.64         115.75         124.67
193.94         109.64         127.68
207.69         109.18         127.30
210.27         100.58         119.97
256.06         101.07         130.80
252.25         104.66         130.45
236.28          95.12         121.89
196.77          89.10         118.21
226.57          96.02         122.60
242.97          96.66         127.54
212.09          94.31         127.49
214.76          93.39         125.42
204.88          87.55         117.78
163.45          80.48         110.81
163.81          82.02         108.87
185.88          88.31         116.59
206.16          89.09         117.98


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   The following is a summary of certain transactions among our firm and our Directors, executive officers and principal stockholders:

   The Exchange And Initial Public Offering. Our firm is a holding company for Neuberger Berman, LLC and Neuberger Berman Management Inc., through which it primarily conducts its business. Until October 1999, Neuberger Berman, LLC and Neuberger Berman Management Inc. were wholly owned by the individuals who were principals of Neuberger Berman, LLC, and their family affiliates.

   Prior to the completion of the initial public offering of our shares in October 1999, these principals and their family affiliates engaged in a series of transactions with us (the "Exchange") in which they received shares of our common stock in exchange for their shares of Neuberger Berman Management Inc. and their limited liability company interests in Neuberger Berman, LLC. Immediately following the Exchange, these principals and their family affiliates were our sole stockholders.

   Thereafter, we and most of these principals and their family affiliates sold shares of our common stock in an initial public offering. Immediately following the offering, those principals who continued to be actively employed by the firm and their family affiliates held approximately 72.3% of the common stock. In addition, in connection with the offering, shares of the common stock were awarded under the firm's defined contribution plan to substantially all of our employees other than principals. Immediately following the offering, these employees owned approximately 8.5% of our common stock. The principals and their family affiliates have agreed to indemnify our firm for taxes imposed on or with respect to Neuberger Berman, LLC or Neuberger Berman Management Inc. for periods prior to the completion of the Exchange. Our firm has agreed to pay to the principals and their family affiliates any tax refunds received in respect of these prior periods.

   Stockholders Agreement.   The individuals who were principals of Neuberger
Berman, LLC, their family affiliates and our firm have entered into a Stockholders Agreement that governs transfers and voting of the shares of common stock received by the principals and family affiliates in the Exchange ("Founder Shares").

      Transfer Restrictions.   The Stockholders Agreement prohibits any
   transfers of Founder Shares by the individuals who were principals or their family affiliates prior to January 1, 2002 except in limited circumstances noted below. Thereafter, they may transfer their Founder Shares only as follows:

      (a) (1)   In each calendar year beginning on January 1, 2002, they may transfer in the aggregate up to 10% of the aggregate number of Founder Shares initially received by them in the Exchange (plus, in 2002, a number of Founder Shares equal to the amount, if any, by which 15% of the aggregate number of Founder Shares initially received by them in the Exchange exceeds the aggregate number of Founder Shares sold by them in the initial public offering).

      (2) Founder Shares eligible to be transferred in any calendar year but not transferred may be transferred at any time thereafter without restriction.

      (3) Notwithstanding (1) and (2) above, during the three years following the date on which a former principal's employment with Neuberger Berman terminates (the "Employment Termination Date"), that former principal and his or her family affiliates may not transfer any Founder Shares other than their Founder Shares that were eligible to be transferred but were not transferred before the Employment Termination Date.

      (b) Notwithstanding paragraph (a) above, each former principal and his or her family affiliates must at all times continue to hold at least 30% of the aggregate number of Founder Shares initially received by them in the Exchange until the third anniversary of the former principal's Employment Termination Date.

   Notwithstanding paragraphs (a) and (b) above, if a former principal's Employment Termination Date occurs prior to January 1, 2003 for any reason other than death, disability or termination by the firm without cause, that principal and his or her family affiliates may not transfer any Founder Shares prior to January 1, 2007. On and after January 1, 2007, that former principal and his or her family affiliates may in any calendar year transfer in the aggregate a maximum of 20% of the aggregate amount of Founder Shares held by them on the principal's Employment Termination Date. The number of Founder Shares eligible for transfer in any one calendar year but not transferred may be added to the number otherwise eligible to be transferred in any future year.

   Notwithstanding the foregoing, if a former principal's employment with the firm terminates due to disability or death, the principal (or his or her estate) and his or her family affiliates may transfer their Founder Shares without restriction.

   In addition, our Board of Directors (or a body designated by the Board of Directors) has the authority to make exceptions to any or all of the transfer restrictions contained in the Stockholders Agreement and may permit or cause other persons to become party to the agreement.

      Voting.   Prior to any vote of our stockholders, the Stockholders
   Agreement provides for a separate, preliminary vote of the former principals continuing in Neuberger Berman's employ and their family affiliates (and any additional stockholders who have agreed to vote their shares of our common stock in accordance with the Stockholders Agreement) on each matter upon which a vote of the stockholders is proposed to be taken. In this preliminary vote, the participating stockholders may vote all of the shares currently owned by them in such manner as each may determine in his, her or its sole discretion. Each must then vote all of their Founder Shares in accordance with the vote of the majority of the shares of our common stock held by all stockholders subject to the preliminary voting requirement. Each former principal and family affiliate has granted our corporate Secretary (or other officer designated by the Secretary) an irrevocable proxy to vote his, her or its Founder Shares in order to give effect to the voting provisions. Former principals and their family affiliates are no longer required to vote in accordance with a preliminary vote under the Stockholders Agreement after the former principals' Employment Termination Date.

      Call Right.   The Stockholders Agreement provides that we may repurchase the Founder Shares of a former principal and his or her family affiliates if the principal engages in "Harmful Activity" at any time during his or her employment or during the first three years after leaving. "Harmful Activity" includes: soliciting or accepting business from any financial intermediary (or any employee of a financial intermediary) with which the principal had business contact during the year prior to his or her departure (or, in the case of an action taken during employment, during the prior year); employing or soliciting for employment employees or consultants of the firm; using (other than in seeking new employment) the investment performance record of any mutual fund or client account with which the principal was associated during his or her employment; using or disclosing confidential information of the firm; and publicly disparaging the firm or its former principals. If our Board of Directors (or a body designated by the Board of Directors) determines in good faith that a former principal has engaged in Harmful Activity, we may purchase from that principal the excess of the number of Founder Shares received by the former principal and his or her family affiliates in the Exchange over the number of Founder Shares that the principal and his or her family affiliates could have transferred prior to the date on which the principal initially engaged in Harmful Activity. If a former principal does not hold sufficient Founder Shares, we may purchase Founder Shares from his or her family affiliates pro rata in accordance with their then current holdings. The purchase price of any Founder Shares we purchase in this manner will be $2.00 per share.

      Transfer Administration and Distributions. The certificates representing the Founder Shares beneficially owned by each former principal and family affiliate are registered in the name of the firm or its nominee and held in the firm's custody at its principal office. During any period in which we are in dispute with any former principal regarding his or her obligations under the Stockholders Agreement, the Exchange Agreement or the Non-Competition Agreement, we will not release for transfer any Founder Shares of that principal or his or her family affiliates or distribute to them any dividends or distributions received in respect of their Founder Shares.

      Amendments and Term. The Stockholders Agreement may be amended by our Board of Directors (or a body designated by the Board of Directors), provided that any amendment (other than any amendment to cure any ambiguity in the agreement) that materially adversely affects the former principals or family affiliates (or any group of former principals or family affiliates) must be approved by the former principals and family affiliates holding a majority of the Founder Shares then subject to the agreement. The agreement will terminate on the earlier to occur of (i) the first date on which there are no former principals or family affiliates who remain bound by its terms and (ii) the date on which our firm agrees with former principals and family affiliates who are then bound by its terms to terminate the agreement.

   Non-Competition Agreements. The former principals of Neuberger Berman, LLC, including, among others, Mr. Lane, Mr. Kassen, Mr. Matza, Mr. Sundman and Mrs. Schneider, have also entered into a

Non-Competition Agreement, in which they have agreed: not to compete with the firm while they are employed by the firm or during the three years following their Employment Termination Date; and to take all actions (before or after their Employment Termination Date) reasonably requested by our Board of Directors (or a body designated by the Board of Directors) to maintain the business, goodwill and business relationship with any of the firm's clients with whom he or she worked during the term of his or her employment. The obligation not to compete does not apply to a principal that is terminated by the firm without cause.

   Legal Services. The law firm of Willkie Farr & Gallagher provides legal services to our firm and its affiliates. Mr. Nusbaum, a Director of our firm, is Chairman and a partner of Willkie Farr & Gallagher.

   Repurchase Of Common Stock. In the second quarter of 2001, we entered into agreements to repurchase an aggregate of 2,400,900 shares of our common stock from a limited number of our former principals and their affiliates following the completion of an offering of our common stock by other former principals and their affiliates and our employees. We repurchased these shares for a purchase price that was equal to the net proceeds per share received by the selling stockholders in the offering after expenses. The individuals who sold their shares of common stock to us in this repurchase did not participate in the offering.

   The following table sets forth the name of each Director, executive officer, nominee for election as a Director, other 5% stockholder and member of the immediate family of any of such person who sold shares of common stock to us in this concurrent repurchase. Included are

    .  the number of shares repurchased from each such person, and

    .  the aggregate purchase price paid to each such person.

   The share information above and in the following table has been adjusted for the 3 for 2 stock split that occurred on August 16, 2001. For more current information about stock ownership by Directors, Executive Officers and 5% stockholders, see "Stock Ownership" (page 3).

                                               Number of Shares Aggregate
  Name              Title                      Repurchased      Purchase Price
  ----              -----                      ---------------- --------------
  Richard A. Cantor Vice Chairman of the Board     553,024/(1)/  $23,816,922
  Michael M. Kassen Director, Executive Vice       449,380/(2)/  $19,353,320
                      President and Chief
                      Investment Officer
  Lawrence Zicklin  Chairman of the Board          566,380/(3)/  $24,392,120

--------
(1) Includes 442,419 shares sold by Mr. Cantor's affiliate, Cantor Associates, L.P.
(2) Includes 78,000 shares sold by Mr. Kassen's affiliate, Kassen Associates,
    L.P.
(3) All shares sold by Mr. Zicklin's affiliate, Zicklin Associates, L.P.

                           REPORT OF AUDIT COMMITTEE

   The Committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2001.

   The Committee discussed with Arthur Andersen LLP, our independent auditors for the fiscal year ended December 31, 2001, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380), as currently in effect.

   The Committee has received from Arthur Andersen LLP the written disclosures and the letter regarding auditors' independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and the Committee discussed with Arthur Andersen LLP that firm's independence. Those materials described, among other matters, that firm's performance of audit and non-audit services to the Company during 2001 and the fees paid in connection with audit and non-audit services. The Committee considered whether the provision of the non-audit services was compatible with maintaining that firm's independence.

   Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

   Arthur Andersen LLP served as our independent auditors for the fiscal year ended December 31, 2001. The following is information about the services and the fees received by the firm.

Audit Fees

   The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were approximately $440,000.

Financial Information Systems Design and Implementation Fees

   Arthur Andersen LLP billed $11,500 for professional services rendered to us for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

All Other Fees

   The aggregate fees billed by Arthur Andersen LLP for services rendered to us, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the fiscal year ended December 31, 2001 were approximately $415,000. These fees primarily represented audit-related services associated with acquisition accounting and the issuance and sale of securities, and did not include any consulting services.

   At recent meetings, the Audit Committee and the Board of Directors met with representatives of Arthur Andersen LLP as part of their due diligence in making their determination with respect to the selection of independent auditors for the fiscal year ending December 31, 2002. The Board of Directors agreed to continue to monitor any new developments relating to Arthur Andersen LLP and the Audit Committee has continued to meet with representatives of that firm. As a result of discussions between the Audit Committee and management, the Company is also in the process of getting proposals from other major accounting firms.

   In light of the fluid nature of this current process involving the consideration of the selection of independent auditors, at this time the Board of Directors is not submitting the selection of independent auditors to the stockholders for ratification. It should be noted that stockholder ratification of the Board of Directors' selection is not required. The Board of Directors and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Company and its stockholders.

                                          AUDIT COMMITTEE

                                          Jon C. Madonna, Chair
                                          Nathan Gantcher
                                          David W. Glenn

           SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires our firm's executive officers, Directors and persons who own more than 10% of the common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock. Executive Officers, Directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

   To our knowledge, based solely on review of the copies of such reports furnished to us or written representations from reporting persons, we believe that for the fiscal year ended December 31, 2001, our Executive Officers, Directors and greater than 10% beneficial owners complied with all such filing requirements.

                         FUTURE STOCKHOLDER PROPOSALS

   Stockholders who intend to present a proposal at the 2003 annual meeting and wish to have that proposal included in the proxy statement for that annual meeting must submit the proposal in writing to our corporate Secretary at the address on the cover page of this proxy statement. The proposal must be received no later than December 5, 2002.

                                 OTHER MATTERS

   The Board of Directors does not know of any other matters that will be presented at the annual meeting. However, if other matters properly come before the meeting, the people named in the proxy card intend to take such action in their discretion. The Board of Directors is not submitting the selection of independent auditors to the stockholders for ratification. However, one or more representatives of Arthur Andersen LLP, which served as our independent auditors for the fiscal year ended December 31, 2001, will be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                    COST OF ANNUAL MEETING AND SOLICITATION

   We pay the entire cost of the annual meeting and of soliciting proxies from the stockholders. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegram by our Directors, officers or regular employees, who will not receive additional compensation for such solicitation but may be reimbursed for their reasonable out-of-pocket expenses. We also intend to make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock and reimburse such brokerage firms, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                      VOTING BY TELEPHONE OR THE INTERNET

   You may vote your shares by mail, by telephone or using the Internet. Please see the proxy card accompanying this Proxy Statement for specific instructions on how to cast your vote by any of these methods.

   Unless otherwise printed on your proxy card, votes submitted by telephone or the Internet must be received by 5:00 P.M., Eastern Standard Time, on May 8, 2002. Submitting your vote by telephone or using the Internet will not affect your right to vote in person if you decide to attend the annual meeting.

   The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that the voting instructions have been properly recorded. Stockholders voting using the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

                        ADDITIONAL INFORMATION ABOUT US

   We will provide a free copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 to any stockholder of record or beneficial owner at the close of business on March 14, 2002. Requests should be in writing to our corporate Secretary at the address on the cover page of this proxy statement.

   The principal executive offices of our firm are located at 605 Third Avenue, New York, New York 10158, and our telephone number is (212) 476-9000.

   By Order of the Board of Directors,

                                            /s/ Kevin Handwerker
                                            --------------------------------
                                                   Kevin Handwerker
                                                       Secretary
                                                   NEUBERGER BERMAN INC.
                                                      605 Third Avenue
                                                  New York, New York 10158

                                  APPENDIX A

                             NEUBERGER BERMAN INC.
                       RESTATED AUDIT COMMITTEE CHARTER

Purpose

   The primary purpose of the Board of Directors (the "Board") is to represent the interests of the stockholders of Neuberger Berman Inc. ("NB" or the "Corporation"). The Audit Committee (the "Committee") shall assist the Board in monitoring (1) the integrity of the Corporation's financial statements and system of financial reporting, (2) the Corporation's compliance with legal and regulatory requirements, and (3) the independence and performance of the Corporation's independent auditors. In this capacity, the Committee provides oversight and guidance with respect to:

    . the financial reports and other financial information provided by NB to any governmental or regulatory body, the public or other users thereof;

    .  the systems of internal accounting and financial controls;

    .  the annual independent audit of NB's financial statements; and

    . the legal and compliance programs as established by management and the Board.

   The Committee recognizes that NB management is responsible for preparing the Corporation's financial statements and that the independent auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that the Corporation's financial management team, which includes the internal audit staff as well as the independent auditors, has more knowledge and detailed information on the Corporation than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the independent auditors' work.

   The Committee has the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Any person or firm retained by the Committee may be discharged only by the Committee. Fees and expenses for such services shall be established and approved by the Committee and paid by the Corporation.

Organization and Administration

  Membership

   The Committee shall be comprised of three or more independent directors, as determined by the Corporation's Board of Directors. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. All of the members will be directors who have no relationship to the Corporation that would interfere with the exercise of their independence from management and the Corporation. All members of the Committee will be financially literate or will become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one Committee member will have accounting or financial management experience.

  Appointment and Term

   The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board. Each member of the Committee shall serve until the next annual organizational meeting or until his/her successor is duly appointed and qualified. Any vacancy on the Committee may be filled by a majority vote of the Board. The chair may be elected by majority vote of the full Committee membership, if the Board does not elect the chair.

  Quorum and Voting

   At all meetings of the Committee, the presence of members constituting a majority of its total authorized membership shall constitute a quorum for the transaction of business. The act of the majority of the members present shall be the act of the Committee. In addition to, but not in lieu of the meetings required, actions required or permitted to be taken at any meeting may be taken without a meeting, if all members of the Committee shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of the Committee. The members of the Committee shall act only as a committee and the individual members of the Committee shall have no power as such.

   Members of the Committee may participate in a meeting by means of conference, telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

  Meeting Frequency

   The Committee will meet, at a minimum, before every meeting of the Board of Directors which is scheduled to review the quarterly earnings release. In addition, the Committee may call a meeting as it so determines in order to discharge its duties under this Charter.

Responsibilities and Duties

   The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances. In connection therewith, the Committee shall:

  Documents/Reports Review

    1. Review and reassess the adequacy of this Charter annually. Submit amended charter to the Board for approval and have the Charter published at least every three years in the Corporation's proxy statement.

    2. Review the Corporation's interim financial results to be included in the Corporation's quarterly earnings releases and reports on Form 10-Q prior to providing such releases to the public or filing such reports with Securities and Exchange Commission.

    3. Review with management and the independent auditors the audited financial statements, as well as the form and content of Management's Discussion and Analysis, to be included in the Corporation's Annual Report on Form 10-K (the "Form 10-K"). Recommend to the Board that the audited financial statements be included in the Corporation's Form 10-K and that Form 10-K be filed with the Securities and Exchange Commission.

    4. Prepare a report to be included in the Corporation's Proxy Statement for each annual meeting that discloses whether the Committee has reviewed the financial statements with management and discussed Statement of Auditing Standards ("SAS") No. 61 (Communicating with Audit Committees) and Independence Standards Board Standard No. 1 (Auditor Independence) with the independent auditors, and if it has recommended to the Board of Directors that the audited financials be included in the Form 10-K.

  Control Processes

    1. Review with management and the independent auditors any significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements.

    2. Discuss with the independent auditors the auditors' judgment about the quality, not just the acceptability, of the Corporation's accounting principles as applied to its financial statements and as selected by management.

    3. Review with management and the independent auditors at the completion of the annual examination: (i) methods used to account for significant unusual transactions; (ii) the process used by management in formulating sensitive accounting estimates and the basis of the auditors' conclusions as to the reasonableness of those estimates; and (iii) any significant disagreements among management and the independent auditors in connection with the preparation of the financial statements.

    4. Discuss with management and the independent auditors the quality and adequacy of the Corporation's internal controls and review the significant reports to management prepared by the internal auditing department and management's responses.

    5. Meet periodically with management to review the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

    6. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors, management or the internal audit department.

  Independent Auditors

    1. Recommend to the Board the appointment of the independent auditors, which firm is ultimately accountable to the Committee and the Board. Approve the fees and other compensation to be paid to the independent auditors.

    2. Request from the outside auditors annually, a formal written statement delineating all relationships between the independent auditors and their related entities and the Corporation and its related entities consistent with Independence Standards Board Standard Number 1, as it may be modified or supplemented.

    3. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

    4. At least annually, consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

  Internal Auditors

    1. Review the appointment or replacement of the Corporation's senior internal auditor.

    2. Review with the director of internal audit, the process used in establishing the annual internal audit plan.

    3. Consider in consultation with the director of internal audit, the audit scope and role of the internal auditors.

    4. Consider and review with management and the director of internal audit:
       (i) significant findings during the year and management's response thereto; (ii) any difficulties encountered in the course of internal audits, including any restrictions on the scope of work or access to required information; and (iii) any changes required in the planned scope of the internal audit department's audit plan.

    5. At least annually, consult with the director of internal audit out of the presence of management about internal controls and such other matters that the Committee deems appropriate.

  Miscellaneous

    1. Review with the Corporation's General Counsel legal matters that may have a material impact on the financial statements, the Corporation's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

   While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                                            [LOGO] NEUBERGER BERMAN
                                                    Neuberger Berman Inc.
                                                    605 Third Avenue
                                                    New York, NY 10158-3698

                                                           www.nb.com
CO140

E-MAIL FROM KEVIN HANDWERKER TO ACTIVE FORMER PRINCIPALS

The 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Neuberger Berman Inc. ("Neuberger") will be held on May 9, 2002. In connection with the Annual Meeting, proxy statements and proxy cards will be distributed to all stockholders of record on March 14, 2002.

Pursuant to the Stockholders Agreement dated August 2, 1999 (the "Stockholders Agreement"), by and among former Neuberger principals, their family affiliates and Neuberger, former principals who are employed by a Neuberger subsidiary ("Active Former Principals") are required to vote their Founder Shares (Neuberger stock received in exchange for membership interests or shares of Neuberger Berman, LLC or Neuberger Berman Management Inc., respectively) in a preliminary vote on each matter upon which stockholders are being asked to vote. Each Founder Share so voted will be voted in accordance with the majority of votes cast in the preliminary vote.

In connection with the preliminary vote, which will occur on April 25, 2002, Active Former Principals and their family affiliates who hold Founder Shares on the record date will receive proxy material, including instructions on how to participate in the preliminary vote by mail, Internet, or telephone. We anticipate that American Stock Transfer & Trust Company ("AST"), our transfer agent, will be sending this material on or about April 9, 2002. If you have not received your proxy material by April 18, 2002, please contact Claudia Brandon in the Legal and Compliance Department at extension 24652 or Stacy Cooper-Shugrue at extension 24657.

THE PRELIMINARY VOTE WILL CLOSE ON APRIL 25, 2002 AT 5:00 P.M.; ANY VOTES RECEIVED AFTER THAT TIME WILL NOT BE COUNTED IN THE PRELIMINARY VOTE. All Founder Shares held by Active Former Principals and their family affiliates, whether or not voted in the preliminary vote, will be voted at the Annual Stockholders Meeting in accordance with the results of the vote of the majority of the Founder Shares voting in such preliminary vote.

In addition, any Active Former Principal who owns shares of Neuberger other than those acquired in the above mentioned exchange will receive separate proxy materials with respect to such shares. These additional proxy materials will relate to shares of Neuberger acquired in the open market, or under any employee benefit plan (i.e. Wealth Accumulation Plan, Employee Stock Purchase Plan, Employee Defined Contribution Stock Incentive Plan and the Long-Term Incentive
Plan). These shares are not subject to the preliminary vote. Proxy material with respect to such shares will be sent separately by AST and arrangements have been made for voting by mail, Internet or telephone. Follow the instructions set forth on your cards.

As indicated above, Active Former Principals may receive more than one set of proxy materials relating to the voting of shares of Neuberger. The instructions in the proxy material should make it clear how such shares may be voted but, if you have any questions upon receiving the material in early April, please do not hesitate to call either Claudia Brandon at extension 24652 or Ellen Metzger at extension 24667.

E-MAIL FROM JEFFREY B. LANE TO CURRENT EMPLOYEES

Dear Fellow Employee Stockholders:

The 2002 Annual Meeting of Stockholders of Neuberger Berman Inc. will be held on May 9, 2002 and the record date for determining stockholders entitled to vote at the meeting is March 14, 2002.

Those of you who hold Neuberger stock through the Neuberger Berman Employee Defined Contribution Stock Incentive Plan Trust (the "Trust") have the right to provide the Trustee, Neuberger Berman Trust Company, N.A., with voting instructions with respect to the shares that have been allocated to you under the Company's Employee Defined Contribution Stock Incentive Plan. As you know, the Trust holds the stock that was awarded to many of you when we went public almost three years ago. Your instructions will be tallied confidentially by American Stock Transfer & Trust Company ("AST"), our transfer agent, and neither the Trustee nor our Company will know your choices.

Those of you who are participants in our Wealth Accumulation Plan ("WAP"), Employee Stock Purchase Plan ("ESPP"), Long-Term Incentive Plan ("LTIP") or who have purchased shares in the open market, have the right to vote your shares directly.

Proxy material with respect to shares held by you as of March 14, 2002 that were purchased in the open market, are held through the WAP, ESPP, LTIP or are held for your benefit under the Trust will be sent separately by AST beginning on or about April 9, 2002. In addition, copies of our 2001 Annual Report will be distributed to you shortly.

For your convenience, we have made arrangements with AST so that you can give your voting instructions by telephone, using the Internet or by completing and mailing a proxy card. Information regarding these voting methods can be found on the proxy cards, all you'll need to do is follow the instructions.

As indicated above, you may receive more than one set of proxy material relating to the voting of your shares depending on where and how your shares are held. The instructions in the proxy material will explain the voting methods available but, if you have any questions upon receiving the material in early April, please do not hesitate to call either Claudia Brandon at extension 24652 or Ellen Metzger at extension 24667.

This is an opportunity for you to participate as a stockholder and I urge you to make your voice heard with respect to the shares that you own by voting promptly.

As employees as well as stockholders, we must set an example for our public stockholders that voting shares is important. A high level of participation from our employees will demonstrate to the public that we are committed to our future.

LETTER FROM JEFFREY B. LANE TO EMPLOYEES IN THE TRUST

Neuberger Berman Inc.
605 Third Avenue
New York, NY 10158-3698
Tel 212.476.9000

                                                                NEUBERGER BERMAN

April 9, 2002

Dear Fellow Stockholder:

We're pleased to enclose materials for our 2002 Annual Meeting of Stockholders of Neuberger Berman Inc.

Since you hold Neuberger stock through the Neuberger Berman Employee Defined Contribution Stock Incentive Plan Trust (the "Trust"), you have the right to provide the Trustee, Neuberger Berman Trust Company, N.A., with voting instructions with respect to the shares that have been allocated to you under the Company's Employee Defined Contribution Stock Incentive Plan. Your instructions will be tallied confidentially by an outside firm and neither the Trustee nor our Company will know your choices.

For your convenience, we have made arrangements so that you can give your voting instructions by telephone, using the Internet or by completing the enclosed card. Information on using the telephone or Internet can be found on the card.

This is an important opportunity for you to participate as a stockholder and I urge you to respond promptly with your instructions, in any case no later than April 26, 2002.

Sincerely,

/s/ Jeffrey B. Lane

Jeffrey B. Lane
President, Chief Executive Officer

LETTER FROM JEFFREY B. LANE TO EMPLOYEE BENEFIT PLAN PARTICIPANTS

Neuberger Berman Inc.
605 Third Avenue
New York, NY 10158-3698
Tel 212.476.9000
                                                                NEUBERGER BERMAN


April 9, 2002

Dear Fellow Stockholder:

We're pleased to enclose materials for our 2002 Annual Meeting of Stockholders of Neuberger Berman Inc.

Employees who are participants in our Wealth Accumulation Plan, Employee Stock Purchase Plan and Long-Term Incentive Plan have the right to vote their shares directly. The enclosed proxy card shows the total number of shares you have under any of these plans.

For your convenience, we have made arrangements so that you can vote by telephone, using the Internet or by completing the enclosed proxy card. Information on using the telephone or Internet can be found on the card.

This is an important opportunity for you to participate as a stockholder and I urge you to make your voice heard with respect to shares that you own by voting promptly.

Sincerely,

/s/ Jeffrey B. Lane

Jeffrey B. Lane
President, Chief Executive Officer

                                INSTRUCTION CARD

         NEUBERGER BERMAN EMPLOYEE DEFINED CONTRIBUTION STOCK INCENTIVE
           PLAN INSTRUCTIONS TO NEUBERGER BERMAN TRUST COMPANY, N.A.,
               TRUSTEE, FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

                              NEUBERGER BERMAN INC.

                         AT 10:00 A.M. ON MAY 9, 2002

The undersigned, as a Participant in the Neuberger Berman Employee Defined Contribution Stock Incentive Plan (the "Plan"), hereby acknowledges receipt of the Notice of the 2002 Annual Meeting of Stockholders and the Proxy Statement with respect to the Annual Meeting of Stockholders of Neuberger Berman Inc. (the "Annual Meeting") and the Annual Report for the year ended December 31, 2001.

Since you hold shares through the Neuberger Berman Employee Defined Contribution Stock Incentive Plan Trust (the "Trust"), you have the right to provide the Trustee, Neuberger Berman Trust Company, N.A. (the "Trustee"), with voting instructions with respect to shares that have been allocated to you under the Plan. Shares allocated to the Participant for which the Trustee does not receive instructions will not be voted. The Participant's instructions to the Trustee will be confidential.

The undersigned hereby instructs the Trustee as to the manner in which the Trustee's voting rights will be exercised with respect to the voting of such shares as is allocated to the Participant, on the matters set forth on the reverse side of this Instruction Card, upon all matters incident to the conduct of the Annual Meeting and upon such other matters as may properly be brought before the Annual Meeting.

YOU MAY GIVE INSTRUCTIONS BY TELEPHONE BY CALLING 1-800-PROXIES (1-800-776-9437) AND FOLLOW THE DIRECTIONS. HAVE YOUR CONTROL NUMBER AND THE INSTRUCTION CARD AVAILABLE WHEN YOU CALL.

YOU MAY GIVE INSTRUCTIONS USING THE INTERNET AT WWW.VOTEPROXY.COM AND FOLLOW THE ON-SCREEN DIRECTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

YOUR VOTING INSTRUCTIONS MUST BE RECEIVED NO LATER THAN 5:00 P.M. EASTERN TIME ON APRIL 26, 2002 IN ORDER FOR THE TRUSTEE TO VOTE YOUR SHARES.

PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS INSTRUCTION CARD PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF YOU HAVE SUBMITTED YOUR INSTRUCTIONS BY TELEPHONE OR THE INTERNET THERE IS NO NEED FOR YOU TO MAIL BACK YOUR INSTRUCTION CARD.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                                 NEUBERGER BERMAN INC.

                                   May 9, 2002

                                Instruction Card

Co. #_____________                               Acct. # ______________________

                               VOTING INSTRUCTIONS

      TO VOTE BY MAIL
      ---------------
      Please date, sign and mail your instruction card in the envelope provided as soon as possible.


      TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
      --------------------------------------------
      Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the instruction card available when you call.


      TO VOTE BY INTERNET
      -------------------
      Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.



                                               --------------------------------
      YOUR CONTROL NUMBER IS  ======>
                                               --------------------------------

              \/ Please Detach and Mail in the Envelope Provided \/
--------------------------------------------------------------------------------

A [X]  Please mark your
       votes as in this
       example in blue
       or black ink.

                                                      WITHHOLD
                                   FOR               AUTHORITY
                              all nominees       for all nominees
                             listed at right      listed at right
1. Election of Directors.         [  ]                 [  ]

(INSTRUCTIONS: IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

                            -----------------------

The Board of Directors recommends a vote "FOR" proposal 1.

Nominees:  Richard A. Cantor
           Nathan Gantcher
           David W. Glenn
           Michael M. Kassen
           Jeffrey B. Lane
           Arthur Levitt, Jr.
           Jon C. Madonna
           Robert Matza
           Jack H. Nusbaum
           Heidi L. Schneider
           Marvin C. Schwartz
           Peter E. Sundman
           Lawrence Zicklin

2. In the discretion of the proxies with respect to any other matters that may properly come before the Annual Meeting.

      Mark here if you intend to attend the meeting and if your address has
      changed, please indicate new address below:     [  ]


PLEASE MARK, SIGN, DATE AND RETURN THE INSTRUCTION CARD PROMPTLY, BUT NO LATER THAN APRIL 26, 2002 IN THE STAMPED, PRE-ADDRESSED ENVELOPE ENCLOSED, UNLESS YOU HAVE VOTED BY TELEPHONE OR INTERNET.

SIGNATURE _____________________________________________  Date  __________, 2002

NOTE: Please sign exactly as your name appears hereon. If you are signing for the Participant, please sign the Participant's name and your own name and state the capacity in which you are signing.

--------------------------------------------------------------------------------

                                PRELIMINARY VOTE

                  PRELIMINARY VOTE UNDER STOCKHOLDERS AGREEMENT
                       PRELIMINARY BALLOT TO SECRETARY OF
                             NEUBERGER BERMAN INC.
         FOR THE ANNUAL MEETING OF STOCKHOLDERS OF NEUBERGER BERMAN INC.
                          AT 10:00 A.M. ON MAY 9, 2002


The undersigned, as a party to the Stockholders Agreement dated as of August 2, 1999 among Neuberger Berman Inc. (the "Company") and certain individuals and family affiliates (the "Agreement"), hereby acknowledges receipt of the Notice of the 2002 Annual Meeting of Stockholders (the "Annual Meeting") and the Proxy Statement and the Annual Report for the year ended December 31, 2001.

Under the Agreement, a preliminary vote of the undersigned and certain other parties to the Agreement is being taken ("Preliminary Vote") before the vote of the stockholders of the Company at the Annual Meeting.

The undersigned hereby casts a Preliminary Vote. Following the tabulation of the Preliminary Vote, all of the undersigned's shares subject to the Agreement will be voted according to the vote of the majority of the shares voted in the Preliminary Vote.

YOU MAY CAST YOUR PRELIMINARY VOTE BY TELEPHONE BY CALLING 1-800-PROXIES (1-800-776-9437) AND FOLLOW THE DIRECTIONS. HAVE YOUR CONTROL NUMBER AND THE PRELIMINARY BALLOT AVAILABLE WHEN YOU CALL.

YOU MAY CAST YOUR PRELIMINARY VOTE USING THE INTERNET AT WWW.VOTEPROXY.COM AND FOLLOW THE ON-SCREEN DIRECTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

YOUR VOTING INSTRUCTIONS MUST BE RECEIVED NO LATER THAN 5:00 P.M. EASTERN TIME ON APRIL 25, 2002.

PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS PRELIMINARY BALLOT PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF YOU HAVE SUBMITTED YOUR PRELIMINARY VOTE BY TELEPHONE OR THE INTERNET THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PRELIMINARY BALLOT.

                        ANNUAL MEETING OF STOCKHOLDERS OF
                                 NEUBERGER BERMAN INC.

                                   May 9, 2002

                                Preliminary Vote

Co. #_____________                               Acct. # ______________________

                            VOTING INSTRUCTIONS

      TO VOTE BY MAIL
      ---------------
      Please date, sign and mail your preliminary ballot in the envelope provided as soon as possible.


      TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
      --------------------------------------------
      Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the preliminary ballot available when you call.


      TO VOTE BY INTERNET
      -------------------
      Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.



                                               --------------------------------
      YOUR CONTROL NUMBER IS  ======>
                                               --------------------------------

              \/ Please Detach and Mail in the Envelope Provided \/
--------------------------------------------------------------------------------

A [X]  Please mark your
       votes as in this
       example in blue
       or black ink.

                                                      WITHHOLD
                                   FOR               AUTHORITY
                              all nominees       for all nominees
                             listed at right      listed at right
1. Election of Directors.         [  ]                 [  ]

(INSTRUCTIONS: IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

                            -----------------------

The Board of Directors recommends a vote "FOR" proposal 1.

Nominees:  Richard A. Cantor
           Nathan Gantcher
           David W. Glenn
           Michael M. Kassen
           Jeffrey B. Lane
           Arthur Levitt, Jr.
           Jon C. Madonna
           Robert Matza
           Jack H. Nusbaum
           Heidi L. Schneider
           Marvin C. Schwartz
           Peter E. Sundman
           Lawrence Zicklin

2. In the discretion of the proxies with respect to any other matters that may properly come before the Annual Meeting.

      Mark here if you intend to attend the meeting and if your address has
      changed, please indicate new address below:     [  ]


PLEASE MARK, SIGN, DATE AND RETURN THE PRELIMINARY BALLOT PROMPTLY BUT NO LATER THAN APRIL 25, 2002 IN THE STAMPED, PRE-ADDRESSED ENVELOPE ENCLOSED, UNLESS YOU HAVE VOTED BY TELEPHONE OR INTERNET.

SIGNATURE _____________________________________________  Date  __________, 2002

NOTE: Please sign exactly as your name appears hereon. If you are signing for the stockholder, please sign the stockholder's name and your own name and state the capacity in which you are signing.

--------------------------------------------------------------------------------

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              NEUBERGER BERMAN INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                          AT 10:00 A.M. ON MAY 9, 2002


     The undersigned hereby appoints KEVIN HANDWERKER and MATTHEW S. STADLER, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock which the undersigned is entitled in any capacity to vote at the above-stated annual meeting, and at any and all adjournments or postponements of such meeting (the "Annual Meeting"), on the matters set forth on the reverse side of this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Annual Meeting and upon such other matters as may properly be brought before the Annual Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, such proxy will be voted FOR approval of Proposal 1.

The undersigned hereby acknowledges receipt of the Notice of the 2002 Annual Meeting of Stockholders and the Proxy Statement and the Annual Report for the year ended December 31, 2001.

YOU MAY VOTE BY TELEPHONE BY CALLING 1-800-PROXIES (1-800-776-9437) AND FOLLOW THE DIRECTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.

YOU MAY VOTE USING THE INTERNET AT WWW.VOTEPROXY.COM AND FOLLOW THE ON-SCREEN DIRECTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

IN ORDER FOR YOUR VOTE TO BE SUBMITTED BY PROXY, YOU MUST (I) PROPERLY COMPLETE THE TELEPHONE OR INTERNET VOTING INSTRUCTIONS OR (II) PROPERLY COMPLETE AND RETURN THIS PROXY CARD IN ORDER THAT IN EITHER CASE, YOUR VOTE IS RECEIVED NO LATER THAN 5:00 P.M. EASTERN TIME ON MAY 8, 2002.

PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF YOU HAVE SUBMITTED YOUR PROXY BY TELEPHONE OR THE INTERNET THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PROXY CARD.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                                 NEUBERGER BERMAN INC.

                                   May 9, 2002

Co. #_____________                               Acct. # ______________________

                            PROXY VOTING INSTRUCTIONS

      TO VOTE BY MAIL
      ---------------
      Please date, sign and mail your proxy card in the envelope provided as soon as possible.


      TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
      --------------------------------------------
      Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.


      TO VOTE BY INTERNET
      -------------------
      Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.



                                               --------------------------------
      YOUR CONTROL NUMBER IS  ======>
                                               --------------------------------


              \/ Please Detach and Mail in the Envelope Provided \/
--------------------------------------------------------------------------------

A [X]  Please mark your
       votes as in this
       example in blue
       or black ink.

                                                      WITHHOLD
                                   FOR               AUTHORITY
                              all nominees       for all nominees
                             listed at right      listed at right
1. Election of Directors.         [  ]                 [  ]

(INSTRUCTIONS: IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

                            -----------------------

The Board of Directors recommends a vote "FOR" proposal 1.

Nominees:  Richard A. Cantor
           Nathan Gantcher
           David W. Glenn
           Michael M. Kassen
           Jeffrey B. Lane
           Arthur Levitt, Jr.
           Jon C. Madonna
           Robert Matza
           Jack H. Nusbaum
           Heidi L. Schneider
           Marvin C. Schwartz
           Peter E. Sundman
           Lawrence Zicklin

2. In the discretion of the proxies with respect to any other matters that may properly come before the Annual Meeting.

      Mark here if you intend to attend the meeting and if your address has
      changed, please indicate new address below:     [  ]


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE STAMPED, PRE-ADDRESSED ENVELOPE ENCLOSED, UNLESS YOU HAVE VOTED BY TELEPHONE OR INTERNET.

SIGNATURE _____________________________________________  Date  __________, 2002

NOTE: Please sign exactly as your name appears hereon. If you are signing for the stockholder, please sign the stockholder's name and your own name and state the capacity in which you are signing.

--------------------------------------------------------------------------------

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              NEUBERGER BERMAN INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                          AT 10:00 A.M. ON MAY 9, 2002

     The undersigned hereby appoints KEVIN HANDWERKER and MATTHEW S. STADLER, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock which the undersigned is entitled in any capacity to vote at the above-stated annual meeting, and at any and all adjournments or postponements of such meeting (the "Annual Meeting"), on the matters set forth on the reverse side of this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Annual Meeting and upon such other matters as may properly be brought before the Annual Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, such proxy will be voted FOR approval of Proposal 1.

The undersigned hereby acknowledges receipt of the Notice of the 2002 Annual Meeting of Stockholders and the Proxy Statement and the Annual Report for the year ended December 31, 2001.

                             YOUR VOTE IS IMPORTANT
                      Please date, sign and mail back your
                         proxy card as soon as possible!

                        Annual Meeting of Stockholders of
                             NEUBERGER BERMAN INC.

                                   May 9, 2002

                Please Detach and Mail in the Envelope Provided


A [X]  Please mark your
       votes as in this
       example in blue
       or black ink.

                                                                 WITHHOLD
 1. Election of Directors.          FOR                          AUTHORITY
                                all nominees                 for all nominees
                                listed at right              listed at right
                                   [  ]                          [  ]



(INSTRUCTIONS: IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

                         - - - - - - - - - - - - - - -

The Board of Directors recommends a vote "FOR" proposal 1.

Nominees:  Richard A. Cantor
           Nathan  Gantcher
           David W. Glenn
           Michael M. Kassen
           Jeffrey B. Lane
           Arthur Levitt, Jr.
           Jon C. Madonna
           Robert Matza
           Jack H. Nusbaum
           Heidi L. Schneider
           Marvin C. Schwartz
           Peter E. Sundman
           Lawrence Zicklin

2. In the discretion of the proxies with respect to any other matters that may properly come before the Annual Meeting.

Mark here if you intend to attend the meeting and if your address has changed, please indicate new address below: [ ]

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE STAMPED, PRE-ADDRESSED ENVELOPE ENCLOSED.

SIGNATURE______________________________________________Date_________, 2002
NOTE: Please sign exactly as your name appears hereon. If you are signing for the stockholder, please sign the stockholder's name and your own name and state the capacity in which you are signing.